                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.
     240.14a-11(c) or sec.240.14a-12

                       VOLT INFORMATION SCIENCES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       VOLT INFORMATION SCIENCES, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        VOLT INFORMATION SCIENCES, INC.

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 16, 1995

To the Shareholders of
VOLT INFORMATION SCIENCES, INC.

         The Annual Meeting of Shareholders of Volt Information
Sciences,Inc.(the "Company") will be held at Volt Corporate Park, 1st Floor Atrium, 2401 N. Glassell Street, Orange, California, on Friday, June 16, 1995, at 10:00 A.M. California time to consider the following:

         1. The election of three Class II directors to serve until the 1997 Annual Meeting of Shareholders and until their respective successors are elected and qualified;

         2. A proposal to approve the Company's 1995 Non-Qualified Stock Option Plan;

         3. A proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 3, 1995; and

         4. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on May 16, 1995 will be entitled to notice of and to vote at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to be present, kindly fill out and sign the enclosed Proxy exactly as your name appears on the Proxy, and mail it promptly in order that your vote can be recorded. A return envelope is enclosed for your convenience and requires no postage if mailed within the United States. The giving of this Proxy will not affect your right to vote in person in the event that you find it convenient to attend the meeting.


                                              By Order of the Board of Directors

                                                               Jerome Shaw,
                                                                Secretary
Dated: New York, New York
       May 26, 1995

                        VOLT INFORMATION SCIENCES, INC.
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS


         This Proxy Statement, to be mailed on or about May 26, 1995, is furnished in connection with the solicitation by the Board of Directors of Volt Information Sciences, Inc., a New York corporation (the "Company"), of Proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Shareholders of the Company to be held on June 16, 1995 and at any adjournments or postponements thereof (the "Annual Meeting").

         Only holders of record of the Company's Common Stock as of the close of business on May 16, 1995 are entitled to notice f and to vote at the Annual Meeting. As of the close of business on such date, there were issued and outstanding 4,818,897 shares of Common Stock of the Company. Each issued and outstanding share of such Common Stock is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of the holders of 35% of the total issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

         All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of specification, (a) for the election of all nominees named herein to serve as directors, (b) in favor of the proposal to approve the Company's 1995 Non-Qualified Stock Option Plan and
(c) in favor of the proposal to ratify the appointment of ndependent auditors. Abstentions and broker non votes with respect to any matter are not considered votes cast with respect to that matter, but are counted in determining a quorum. Proxies may be revoked at any time prior to their exercise by written notification to the Secretary of the Company at the Company's principal executive offices located at 1221 Avenue of the Americas, New York, New York 10020, by voting at the Annual Meeting or by submitting a later dated proxy.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL SHAREHOLDERS,
                            MANAGEMENT AND NOMINEES

         The following table sets forth information, as of April 30, 1995 (except as noted below), with respect to the beneficial ownership of the Company's Common Stock, its only class of voting or equity securities, by (a) each person who is known to the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock, (b) each of the directors of the Company (each of whom is to be nominated for election as a director at, or will continue as a director after, the Annual Meeting), (c) each of the executive officers named in the Summary Compensation Table which appears under the caption "Executive Remuneration" and (d) all directors and officers as a group:


 NAME AND ADDRESS OF                AMOUNT AND NATURE OF       PERCENT OF
  BENEFICIAL OWNER                BENEFICIAL OWNERSHIP (1)      CLASS (2)
 William Shaw                      1,243,786 (3)(4)            25.5%
 1221 Avenue of the Americas
 New York, NY 10020

 Jerome Shaw                       1,080,956 (3)(5)            22.2%
 2401 N. Glassell St.
 Orange, CA 92665

 Westport Asset                      280,725 (6)                5.8%
 Management, Inc.
 253 Riverside Avenue
 Westport, CT 06880

 James J. Groberg                      8,853 (3)                  *

 Irwin B. Robins                       8,724                      *

 John R. Torell, III                   1,000                      *

 Mark N. Kaplan                        1,000                      *

 Howard B. Weinreich                   6,882 (3)                  *

 All Executive Officers            2,353,546 (3)(7)            47.7%
 and Directors as a
 Group (10 persons)

Footnotes on following page

(1) Except as noted, the named beneficial owners have sole voting and dispositive power with respect to their respective beneficially owned shares.

(2) Asterisk indicates less than 1%. Shares reflected as owned by a person but which are issuable upon exercise of options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the computation of beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3) Includes shares issuable upon the exercise of the portion of options granted by the Company that was exercisable on, or became exercisable within 60 days after April 30, 1995 as follows: William Shaw, 50,000; Jerome Shaw, 50,000; James J. Groberg, 7,900; Howard B. Weinreich, 2,800; and all executive officers and directors as a group, 110,700.

(4) Includes 33,187 shares owned of record by Mr. Shaw as sole trustee of a trust for the benefit of his wife. Mr. Shaw disclaims beneficial ownership of these shares.

(5) Includes (i) 938,065 shares owned of record by Mr. Shaw and his wife as trustees of a revocable trust for their benefit, as to which they have shared voting and investment power (pursuant to the terms of the trust, Mr. Shaw may demand that these shares be transferred to him at
         any time) and (ii) 78,750 shares owned of record by Mr.     Shaw and
         his wife as trustees of a trust for the benefit of one of their children, as to which Mr. and Mrs. Shaw may be deemed to have shared voting and investment power (the inclusion of which 78,750 shares is not an admission of beneficial ownership thereof). Excludes 2,250 shares owned of record by Mr. Shaw's wife, as to which Mr. Shaw disclaims beneficial ownership.

(6) Based on information contained in a Schedule 13G dated January 25, 1995 filed by Westport Asset Management, Inc. ("Westport"), an investment advisor registered under the Investment Advisers Act of 1940. According to the Schedule 13G, Westport has shared voting power and shared dispositive power with respect to 272,325 of these shares. Most of the shares are held in certain discretionary managed accounts of Westport, but the Schedule 13G reports 8,400 shares are beneficially owned by officers and shareholders of Westport, who disclaim the existence of a group.

(7) Excludes 2,250 shares owned beneficially by the spouse of director and executive officer, as to which shares such director and executive officer disclaims beneficial ownership.


                             ELECTION OF DIRECTORS

         The Company's Board of Directors consists of six directors, divided into two classes. The terms of office of Class I and Class II directors expire at the 1996 and 1995 Annual Meeting of Shareholders, respectively. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that annual meeting to serve for a term of two years each and until their respective successors are elected and qualified.

         Unless otherwise directed, persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election as directors of William Shaw, Jerome Shaw and James J. Groberg as Class II directors, each to serve until the 1997 Annual Meeting of Shareholders and, in each case, until his successor is elected and qualified (such persons being hereinafter referred to as "nominees"). Each of the directors of the Company was elected by the Company's shareholders. Each nominee has indicated his availability to serve as a director. In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors.

         A plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee.

BACKGROUND OF NOMINEES AND CONTINUING DIRECTORS

         NOMINEES (CLASS II)

         WILLIAM SHAW, 70, a founder of the Company, has been President and Chairman of the Board of the Company for more than the past five years and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a Director of the Company since its formation in 1957.

         JEROME SHAW, 68, a founder of the Company, has been Executive Vice President and Secretary of the Company for more than the past five years and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a Director of the Company since its formation in 1957.

         JAMES J. GROBERG, 66, has been a Senior Vice President of the Company for more than the past five years and also served as Treasurer ofthe Company from 1987 through January 1994. He has served as a Director of the Company since 1987.

         DIRECTORS WHOSE TERM OF OFFICE CONTINUES AFTER THE ANNUAL MEETING (CLASS I)

         IRWIN B. ROBINS, 60, has been a Senior Vice President of the Company for more than the past five years and has been mployed in executive capacities by the Company since 1980. He has served as a Director of the Company since 1981.

         JOHN R. TORELL III, 55, has been a Director of the Company since October 1989. He has been Chairman of Torell Management, Inc. (financial advisors) since 1991 and was Chairman of Fortune Bancorp (a savings and loan holding company) from 1990 to 1994. He is also a former President of Manufacturers Hanover Corporation (a bank holding company) and Manufacturers Hanover Trust Company (a bank). He is also a director of American Home Products Corporation and various investment companies for which Paine Webber, Inc. and Mitchell Hutchins, Inc. serve as advisors.

         MARK N. KAPLAN, 65, has been a Director of the Company since April 1991. He has been a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom for more than the past five years. Skadden, Arps, Slate, Meagher & Flom was retained by the Company during the Company's 1994 fiscal year. He is also a director of Grey Advertising Inc., Diagnostic/Retrieval Systems, Inc., Refac Technology Development Corporation, The Harvey Group, Inc., American Biltrite, Inc., USA Mobile Communications, Inc., MovieFone, Inc. and The Congoleum Corporation.

         William Shaw and Jerome Shaw are brothers. There are no other family relationships among the directors or executive officers of the Company.

         The Company's Board of Directors has no standing nominating or compensation committees.

         The Board of Directors met four times during the past fiscal year. Each incumbent director who served on the Board during the fiscal year attended at least 75% of the meetings of the Board of Directors and committees on which he served which were held during the fiscal year.

                             EXECUTIVE REMUNERATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and each of the four other highest compensated executive officers of the Company for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended October 28, 1994, October 29, 1993 and October 30, 1992.



                                           ANNUAL COMPENSATION
                                           -------------------       ALL
                                                                     OTHER
       NAME AND                                                      COMPENSA-
   PRINCIPAL POSITION            YEAR    SALARY (1)    BONUS         TION (2)
   ------------------            ----    ----------    -----         --------
    William Shaw,                 1994     $330,000                    $  613
         President and Chief      1993      330,000                       902
         Executive Officer        1992      330,000                     1,845

    Jerome Shaw,                  1994      330,000                       613
         Executive                1993      330,000                       902
         Vice President           1992      330,000                     1,845

    James J. Groberg,             1994      219,603    $15,000            308
         Senior Vice President    1993      214,865     10,000            506
         and Chief Financial      1992      206,750                     1,683
         Officer

    Irwin B. Robins,              1994      202,500                       629
         Senior Vice President    1993      196,577                       902
                                  1992      195,000                     1,888

    Howard B. Weinreich,          1994      145,167                       472
         General Counsel          1993      139,878                       675
                                  1992      133,600                     1,243


(1) Includes compensation deferred under the Company's deferred compensation plan and under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code").

(2) Amounts in fiscal 1994 are premiums paid under the Company's group life insurance policy.

STANDARD COMPENSATION OF DIRECTORS

         Each director of the Company who is not an officer or employee of the Company receives a director's fee at the annual rate of $25,000 and is also reimbursed for out-of-pocket expenses related to his services.

EMPLOYMENT AGREEMENTS

         The Company is a party to employment agreements dated as of May 1, 1987 with William Shaw and Jerome Shaw. These agreements, as amended, provide for the continued employment of each in his present executive capacity at an annual base salary, which is presently $355,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors), until the April 30 which is five years next following the giving by either the Company or the executive of notice to terminate such employment. The agreements also provide for service thereafter for the remainder of the executive's life as a consultant to the Company for annual consulting fees equal to 75% for the first ten years of the consulting period, and 50% for the remainder of the consulting period, of his base salary as in effect immediately prior to the commencement of the consulting period. Upon the death of the executive, the Company will pay to his beneficiary a death benefit equal to three times his annual base salary at the date of death (if his death shall have occurred while employed as an executive), 2.25 times his annual base salary at the end of his employment as an executive (if his death shall have occurred during the first ten years of the consulting period) or 1.5 times his nnual base salary at the end of his employment as an executive (if his death shall have occurred during the remainder of the consulting period). Each employment agreement permits the executive to accelerate the commencement of the consulting period if a "change in control" (as defined in the agreements) of the Company shall occur or if the Company's office where the executive presently performs his principal services shall be relocated to a different geographical area.

         The Company is also a party to an employment agreement dated as of May 1, 1987, as amended, with Irwin B. Robins, providing for his continued employment as Senior Vice President and head of the

Company's Legal Department until April 30, 1996. Pursuant to the agreement, Mr. Robins is entitled to receive an annual base salary, which is presently $205,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors). The agreement also provides that, if a "change in control" (as defined in the agreement) of the ompany shall occur and thereafter Mr. Robins shall elect to terminate his employment within two years after the occurrence of certain events (which generally are adverse changes in his compensation, position, function or location) or his employment shall be terminated by the Company for any reason other than death, incapacity or "cause" (as defined in the agreement), Mr. Robins will be entitled to receive (a) his regular compensation, including benefits, through the date on which his employment terminates, and (b) a lump-sum payment in an amount equal to 2.99 times his "base amount" (as defined in Section 280G(b)(3) of the Code). Mr. Robins will not be obligated to seek other employment nor mitigate the payment of the lump sum with any compensation received from other employment.

         Under the three employment agreements described above, William Shaw, Jerome Shaw and Irwin B. Robins are prohibited from engaging in any business competitive with the Company, competing with the Company for its customers or encouraging employees of the Company to leave their employment. These restrictions apply for the duration of the respective agreements, and for one year thereafter if the executive's employment shall have been terminated by the Company "for cause" (as defined in his agreement). William Shaw and Jerome Shaw will not be bound by these restrictions after a "change in control" (as defined) of the Company shall have curred if, during their respective consulting periods, they shall elect to terminate their respective employment agreements and thereby relinquish any further payments or other benefits thereunder.

STOCK OPTION EXERCISES AND FISCAL YEAR END VALUES

         The Company's 1980 Non-Qualified Stock Option Plan terminated with respect to future grants on June 30, 1990. See "Approval of 1995 Non-Qualified Stock Option Plan". Options previously granted under the Plan expire ten years after grant. No options were granted to or exercised by any of the executive officers named in the Summary Compensation Table during the year ended October 28, 1994. The following table sets forth information, as of October 28, 1994, with respect to outstanding options held by each of those executive officers:


                                                     VALUE OF UNEXERCISED
                         NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS
                         OPTIONS (EXERCISABLE/          (EXERCISSABLE/NOT
     NAME                 NOT EXERCISABLE)              EXERCISABLE) (1)
     ----                  ----------------             ----------------
  William Shaw            45,000/5,000                  $295,000/$73,750

  Jerome Shaw             45,000/5,000                   295,000/ 73,700

  James J. Groberg         9,100/  400                    91,100/  5,900

  Irwin B. Robins             -    -                          -       -

  Howard B. Weinreich      3,700/  300                     17,700/ 4,425


(1) Represents the closing sale price for the Company's Common Stock as reported by the National Association of Securities Dealers Automated Quotation System - National Market System ("NASDAQ/NMS") on October 28, 1994, less the exercise price.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         To date, all decisions regarding the compensation of executive officers have been made by the entire Board of Directors. Accordingly, William Shaw, Jerome Shaw, Irwin B.Robins and James J. Groberg, executive officers of the Company, and Mark N. Kaplan (a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom, which was retained by the Company during the Company's 1994 fiscal year) participated in deliberations of the Company's Board of Directors concerning executive officer compensation during the year ended October 28, 1994. Each executive officer who is also a director does not participate in deliberations as to his own compensation.

REPORT OF THE BOARD OF DIRECTORS WITH RESPECT TO EXECUTIVE COMPENSATION
COMMITTEE

         Policies regarding the compensation of executive officers of the Company are determined by the full Board of Directors. ompensation of executive officers is comprised of salary as a base compensation, bonuses as a means of compensating executives for accomplishments in specific programs or projects or in meeting certain corporate goals and, at times, to foster long-term incentive, stock options, although the Company does not presently have any shares available for grant under its existing stock option plan. To provide such long-term incentive, the Board of Directors has adopted, subject to shareholder approval, the

Company's 1995 Non-Qualified Stock Option Plan (see "Approval of 1995 Non-Qualified Stock Option Plan"). All determinations as to the compensation of each executive officer who is a member of the Company's Board of Directors is made on an individual by individual basis by the Board, after consultation with senior management although, as noted above, an executive officer who is also a member of the Board does not participate in the Board's determination of his own compensation. In making its decisions, the Board gives effect to the executive's performance and responsibilities, inflationary trends, competitive market conditions and other subjective factors ithout affording specific weights to these factors. The compensation of the four executive officers who are not members of the Board is determined by senior management on the same subjective basis.

         As previously noted, William Shaw, President and Chief Executive Officer of the Company, Jerome Shaw, Executive Vice esident, and Irwin B. Robins, Senior Vice President, are parties to employment agreements with the Company which established their compensation for the term of the agreement subject to increases at the discretion of the Board of Directors. During fiscal year 1995 the salary of each of William Shaw and Jerome Shaw was increased from $330,000 to 355,000. The Board's decision was made in the light of the success of the Company during fiscal year 1994 and the fact that neither had received an increase in salary since the mpany's 1990 fiscal year.

         The Company does not anticipate that compensation to any officer in the foreseeable future will exceed the limits on ductibility imposed by Section 162
(m) of the Code.

Board of Directors:

         William Shaw             Jerome Shaw               James J. Groberg
         Mark N. Kaplan           Irwin B. Robins           John R. Torell, III


SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total shareholder return on (a) equity securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") and (b) securities traded on a national securities exchange or NASDAQ of companies with market capitalizations that are within 5% of the market capitalization of the Company's Common Stock as at the end of the Company's latest fiscal year-end (this peer group was selected by the Company because the Company operates in five diverse industries). The comparison assumes $100 was invested on November 3, 1989 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of ividends (the Company paid no dividends during the periods):


[GRAPH]


                     1989      1990     1991     1992     1993      1994
                     -----------------------------------------------------
  VIS INC.          $100.00   $78.00   $72.00   $72.00   $152.00   $214.00
  NASDAQ MARKET      100.00    82.15   104.49   101.22    132.83    141.22
  PEER GROUP 1994    100.00    66.12    93.76   101.91    129.30    114.90

                APPROVAL OF 1995 NON-QUALIFIED STOCK OPTION PLAN

         The Company's 1980 Non-Qualified Stock Option Plan terminated with respect to future grants on June 30, 1990. Therefore, the Company has been unable to grant options to employees since that time. The Board of Directors believes that stock options foster the interests of employees in seeking long-term growth for the Company, as well as linking the optionee's interest with the overall interests of shareholders.

         Accordingly, on May 17, 1995 the Board of Directors adopted the 1995 Non-Qualified Stock Option Plan (the "1995 Plan"), a copy of which is set forth as Exhibit A to this Proxy Statement. The 1995 Plan is designed to provide an incentive to key employees (including directors and officers who are key employees) of the Company and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such individuals.

         The following summary of certain material features of the 1995 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 1995 Plan set forth as Exhibit A to this Proxy Statement.

SHARES SUBJECT TO THE 1995 PLAN

         The maximum number of shares as to which options may be granted under the 1995 Plan (subject to adjustment as described below) is 400,000 shares of Common Stock. Upon expiration, cancellation or termination of unexercised options, the shares of Common Stock subject to such options will again be available for the grant of options under the 1995 Plan. No options have been granted under the 1995 Plan. The closing market price per share of Common Stock as of May 15, 1995 on the NASDAQ Stock Market's National Market was $30.25.

TYPE OF OPTIONS

         Options granted under the 1995 Plan shall be non-qualified stock options.

ADMINISTRATION

         The 1995 Plan provides that it is to be administered by a committee of the Board of Directors (the "Committee") consisting of at least two members of the Board of Directors (or such greater number as required by law), each of whom is a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ELIGIBILITY

         Plan participation is limited to the key employees of the Company or of any subsidiary of the Company. Approximately 250 persons are eligible to participate in the 1995 Plan.

OPTION CONTRACTS

         Each option will be evidenced by a written contract between the Company and the optionee, containing such terms and conditions not inconsistent with the 1995 Plan as may be determined by the Committee (the "Contract").

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the 1995 Plan will be subject to, among other things, the following terms and conditions:

      (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price may not be less than 100% of the fair market value of the Common Stock on the date of grant.

      (b) Options may be granted for terms determined by the Committee; provided, however, that the term may not exceed 10 years from the date of grant.

      (c) The maximum number of shares of Common Stock for which options may be granted to an employee in any calendar year is 100,000.

      (d) Each option is payable in full upon exercise or, if the applicable Contract permits, in installments. Payment of the exercise price of an option may be made in cash or by certified check, or, if the applicable Contract permits, in shares of Common Stock or any combination thereof. The Committee may, also, in its discretion, permit payment of the exercise price of options by delivery of a properly executed exercise notice, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay such exercise. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by him or her.

      (f) Except as may otherwise be provided in the applicable Contract, if the optionee's employment with the Company is terminated for any reason other than death or disability, the option may be exercised, to the extent exercisable by the optionee at the time of termination of employment, within three months thereafter, but in no event after the expiration of the term of the option. However, if such employment is terminated either for cause or without the consent of the Company, such option will terminate immediately. In the case of the death of the optionee while employed (or within three months after termination of employment by reason of disability), his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. An optionee whose employment is terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option.

      (g) The Company may withhold cash and/or shares of Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligation to withhold any federal, state and local taxes or other amounts incurred by reason of the grant or exercise of an option. Alternatively, the Company may require the holder to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available under the 1995 Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, and in the limitation of the number and kind of shares that may be granted to any employee in any calendar year, in the event of any change in the Common Stock by reason of any stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination, exchange of shares or the like.

DURATION AND AMENDMENT OF THE 1995 PLAN

         No option may be granted pursuant to the 1995 Plan after May 16, 2005. The Board of Directors may at any time terminate or amend the 1995 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except as a rule of the anti-dilution adjustments described above), (b) materially increase the benefits accruing to participants under the 1995 Plan or (c) change the eligibility requirements for individuals who may receive options. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without his or her consent.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options under the 1995 Plan. It does not purport to cover all of the special rules, including the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of an option.

         Upon the exercise of an option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of an option, he or she will recognize capital gain or loss in an amount equal to the difference between the selling price and the sum of the exercise price and the ordinary income recognized upon such exercise. Such gain or loss will be long-term if the shares are held more than one year and short-term if they are not. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

OPTIONS TO BE GRANTED UNDER THE 1995 PLAN

         The Company has granted no stock options since 1990 when its 1980 Non-Qualified Stock Option Plan terminated. The grant of options under the 1995 Plan is within the discretion of the Committee. Accordingly, the Company is unable to determine future options that may be granted under the 1995 Plan.

REQUIRED VOTE

         Approval of the 1995 Plan will require the affirmative vote in person or by proxy at the Meeting of the holders of a majority of the Company's outstanding shares. If the 1995 Plan is not approved by shareholders, the 1995 Plan will terminate. The Board of Directors recommends a vote "FOR" approval of the 1995 Plan.

                       APPROVAL OF SELECTION OF AUDITORS

         The Board of Directors of the Company has, subject to shareholder approval, selected Ernst & Young LLP, independent public accountants, to audit the Company's financial statements for the fiscal year ending October 28, 1995. A resolution will be submitted to shareholders at the Annual Meeting for such approval. The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote thereon will be required to approve this resolution. The Board of Directors recommends a vote "FOR" this resolution.

         Ernst & Young LLP has indicated to the Company that it intends to have a representative present at the Annual Meeting who will be available to respond to appropriate questions. Such representative will have the opportunity to make a statement if he so desires. If the resolution selecting Ernst & Young LLP as independent public accountants is approved by the shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interest. Any such future selection need not be submitted to a vote of shareholders.

                            SOLICITATION OF PROXIES

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding Proxy soliciting material to beneficial owners of Common Stock, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telegraph or personal interviews.

                                 MISCELLANEOUS

         New York law permits a corporation to purchase insurance covering a corporation's obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. In March 1995, the Company renewed, for a period of one year, insurance policies from National Union Fire Insurance Company of Pittsburgh and Federal Insurance Company covering reimbursement to the Company for any obligation it incurs as a result of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist. The annual premium cost of such policies to the Company for the current year is $351,400.

         Management does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If any other matters or motions properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matter dealing with the conduct of the Annual Meeting.

         From time to time shareholders may present for consideration at meetings of shareholders proposals which may be proper subjects for inclusion in the proxy statement and form of proxy distributed in connection with such meetings. In order to be so included, such proposals must be submitted in writing on a timely basis. Shareholder proposals intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company by January 27, 1996. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020.

                                              By Order of the Board of Directors
                                                          Jerome Shaw,
                                                           Secretary

New York, New York
May 26, 1995

                                   EXHIBIT A
                      1995 NON-QUALIFIED STOCK OPTION PLAN
                                       OF
                        VOLT INFORMATION SCIENCES, INC.


         1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) of Volt Information Sciences, Inc., a New York corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of nonqualified stock options.

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.10 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 400,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of not less than two directors (or such greater number as required by law), each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the key employees who shall receive options; the times when they shall receive options; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Parent (as defined in Paragraph 19) and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

         No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder. In addition, the Company shall indemnify and hold each member and former member of the Committee harmless from and against any liability, claim for damages and expenses in connection therewith by reason of any action, failure to act or determination made in good faith under or in connection with the Plan or any option hereunder to the fullest extent permitted with respect to directors under the Company's certificate of incorporation, by laws or applicable law.

         4. ELIGIBILITY. The Committee may from time to time, consistent with the purposes of the Plan, grant options to key employees (including officers and directors who are key employees) of the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the maximum number of shares subject to options that may be granted to any individual during any calendar year under the Plan shall not exceed 100,000 shares (the "162(m) Maximum").

         5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee; provided, however, that the exercise price of an option shall not be less than 100% of the fair market value of the shares of Common Stock subject thereto.

         The fair market value of a share of Common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average of the highest bid and lowest ask prices per share of Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest ask prices per share of Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

         6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof.

         7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an option permits installment payments) (a) in cash or by certified check or
(b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock. In such case, the fair market value of the Common Stock shall be determined in accordance with Paragraph 5.

         The Committee may, also, in its discretion, permit payment of the exercise price of options by delivery of a properly executed exercise notice, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay such exercise. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         8. TERMINATION OF EMPLOYMENT. Except as may otherwise be expressly provided in the applicable Contract, any holder of an option whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be an employee of the

Company, its Parent or any of the Subsidiaries (regardless of having been transferred from one corporation to another).

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate the holder's relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

         9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, his option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment has terminated by reason of Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register under the Securities Act the shares subject to any option.

         The Committee may require the optionee to execute and deliver to the Company his representations and warranties, in form and substance satisfactory to the Committee, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

         12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the number and kind of shares subject to the 162(m) Maximum, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

         In the event of (a) the liquidation or dissolution of the Company, or
(b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

         13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on May 17, 1995. No option may be granted under the Plan after May 16, 2005. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act or Section 162(m) of the Code, and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the 162(m) Maximum, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         15. WITHHOLDING TAXES. The Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

         Notwithstanding anything in the Plan or in any Contract to the contrary, the Company may not withhold shares of Common Stock to satisfy the tax withholding consequences of the exercise of an option by a holder who is subject to the reporting requirements of Section 16(a) of the Exchange Act (as it constitutes a deemed exercise of a stock appreciation right ("SAR") under Rule 16b-3 under the Exchange Act), unless (a) the Company has filed all periodic reports and statements required to be filed by it pursuant to Section 13(a) of the Exchange Act for at least one year prior to the date of such exercise, (b) the Company on a regular basis releases for publication quarterly and annual summary statements of sales and earnings in the manner contemplated in the rules promulgated under Section 16 of the Exchange Act, (c) except when the date of exercise of such SAR is automatic or fixed in advance under the Plan and is outside the control of the holder, the election by such holder to receive cash in full or partial settlement of the SAR, as well as the exercise of the SAR for cash, is made during the period beginning on the third business day following the date of release of the summary statements referred to in clause (b) and ending on the 12th business day following such date, and (d) the option has been held for at least six months from the date of grant to the date of cash settlement. Any holder subject to the reporting requirements of
Section 16(a) of the Exchange Act may request the Committee to withhold shares only if the option is exercised within the applicable period prescribed above.

         16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for corporate purposes.

         18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

         19.  DEFINITIONS.

           (a) Subsidiary. The term"Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

           (b) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

           (c) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (as if the option assumed or substituted were an incentive stock option under Section 422 of the Code), or any Parent or any Subsidiary of such corporation.

           (d) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         20. GOVERNING LAW. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law provisions.

         21. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

         22. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the affirmative vote, in person or by proxy, of a majority of all outstanding shares of the Company at the next duly held meeting of the Company's shareholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before May 16, 1996, the Plan and any options granted hereunder shall terminate.

                                     PROXY

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR ANNUAL MEETING OF SHAREHOLDERS OF
                        VOLT INFORMATION SCIENCES, INC.

The undersigned hereby appoints WILLIAM SHAW and JEROME SHAW, and each of them, Proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of VOLT INFORMATION SCIENCES, INC. to be held on June 16, 1995, and at any adjournments or postponements thereof, as indicated upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement related to such meeting, receipt of which is acknowledged, and with discretionary power upon such other business as may come before the meeting, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior Proxy or Proxies.

1.  Election of Directors

    / /  FOR all nominees listed below         / / WITHHOLD AUTHORITY
         (except as marked to the                  to vote for all nominees
         contrary below)                           listed below

     Class II directors:    William Shaw    Jerome Shaw    James J. Groberg

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the
              "FOR" box above AND circle the nominee's name above)


2.  Approval of the Company's 1995 Non-Qualified Stock Option Plan.

                  / / FOR      / / AGAINST      / / ABSTAIN


3. Ratification of the Appointment of Ernst & Young LLP as the Company's independent auditors.

                  / / FOR      / / AGAINST      / / ABSTAIN

               (Continued and to be signed on the reverse side)

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side hereof. If no specification is made, the shares represented by this Proxy will be voted FOR the election of all listed nominees and FOR Proposals 2 and 3.

THE SUBMISSION OF THIS PROXY, IF EXECUTED PROPERLY, REVOKES ALL PRIOR PROXIES.

                                       Dated:                            , 1995

                                       Signature(s)


                                       ........................................


                                       ........................................

                                       NOTE: Please sign your name or names
                                       exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.